UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                        AFL-CIO Housing Investment Trust
                (Name of Registrant as Specified In Its Charter)
                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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

May 18, 2005

TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST

Enclosed is the Notice of 2005 Annual Meeting of Participants and a Proxy Statement describing the election of a Chairman and Trustees and the ratification of the independent registered public accounting firm and other indicated matters that are expected to come up at the meeting.

Also enclosed is a proxy card for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should vote its Units by mail, Internet or facsimile, as described herein, as soon as possible.

                                        Sincerely,


                                        /s/ Stephen Coyle

                                        Stephen Coyle
                                        Chief Executive Officer

                     PLEASE VOTE WITHIN FIVE DAYS OF RECEIPT

SC/spt
opeiu #2, afl-cio

Enclosures

                        AFL-CIO HOUSING INVESTMENT TRUST

                                      PROXY

                       2005 Annual Meeting of Participants

      The undersigned hereby appoints Michael M. Arnold and Helen R. Kanovsky and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants to be held June 8, 2005 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

      (I) For the election of a Chairman to serve until the 2006 Annual Meeting of Participants or until his successor is elected and qualifies:

--------------------------------------------------------------------------------
                                 Richard Ravitch

                    FOR |_|      AGAINST |_|      ABSTAIN |_|
--------------------------------------------------------------------------------

      (II) For the election and reelection of three (3) Class I Union Trustees and two (2) Class I Management Trustees, to serve until the 2008 Annual Meeting of Participants or until their respective successors are elected and qualify:

--------------------------------------------------------------------------------
                  Linda Chavez-Thompson (Class I Union Trustee)

                    FOR |_|      AGAINST |_|      ABSTAIN |_|
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Richard L. Trumka (Class I Union Trustee)

                    FOR |_|      AGAINST |_|      ABSTAIN |_|
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    James A. Williams (Class I Union Trustee)

                    FOR |_|      AGAINST |_|      ABSTAIN |_|
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   George Latimer (Class I Management Trustee)

                    FOR |_|      AGAINST |_|      ABSTAIN |_|
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Jack Quinn (Class I Management Trustee)

                    FOR |_|      AGAINST |_|      ABSTAIN |_|
--------------------------------------------------------------------------------

      (III) For ratification of the Board of Trustees' selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust's 2005 fiscal year:

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                    FOR |_|      AGAINST |_|      ABSTAIN |_|
--------------------------------------------------------------------------------

and upon such other matters as may properly come before the meeting.

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                    FOR |_|      AGAINST |_|      ABSTAIN |_|
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The Trustees recommend a vote FOR the above items. ANY PROXY NOT MARKED
OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.

      The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

      The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of 2005 Annual Meeting of Participants to be held June 8, 2005 and the Proxy Statement dated May 18, 2005.

Please sign your name and indicate your capacity as attorney, trustee or official of a Participant.

Dated: ____________________, 2005

Participant ID:

Participant Name:

Number of Units:


By:                     __________________________________
                        (Signature)

                        __________________________________
                        (Name - please print)

Title:                  __________________________________
                        (please print)

__________________________________________________________

To vote via Internet, please use the following User Name and Password*:

User Name:                   _____________________________

Password:                    _____________________________

__________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

IMPORTANT: THIS PROXY MAY BE VOTED IN ANY OF THREE (3) WAYS:

BY  MAIL:               PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE
                        ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

BY FACSIMILE:           PLEASE SIGN, DATE AND FAX THIS PROXY TO
                        (202) 331-8190.

BY INTERNET:            PLEASE GO TO http://www.aflcio-hit.com/proxy AND ENTER
                        THE USER NAME AND PASSWORD INDICATED ABOVE.*

          PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED
                          BY MIDNIGHT ON JUNE 7, 2005.

----------
*     Please note the User Name and Password are case-sensitive.

                        AFL-CIO HOUSING INVESTMENT TRUST

                NOTICE OF THE 2005 ANNUAL MEETING OF PARTICIPANTS

To Participants, AFL-CIO Housing Investment Trust:

      Notice is hereby given that the 2005 Annual Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), a District of Columbia common law trust, will be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036 on June 8, 2005 at 2:00 p.m. for the following purposes:

1. To reelect a Chairman to hold office until the 2006 Annual Meeting of Participants or until his successor is elected and qualifies;

2. To reelect two (2) Class I Union Trustees and one (1) Class I Management Trustee, and to elect one (1) Class I Union Trustee and one (1) Class I Management Trustee, to hold office until the 2008 Annual Meeting of Participants or until their respective successors are elected and qualify;

3. To ratify the selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust's fiscal year ending December 31, 2005; and

4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      The close of business on March 31, 2005 has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment.

                                        By Order of the Board of Trustees


                                        /s/ Stephen Coyle

                                        Stephen Coyle
                                        Chief Executive Officer

Dated: May 18, 2005

                        AFL-CIO HOUSING INVESTMENT TRUST

                                 PROXY STATEMENT

                                  May 18, 2005

                                 GENERAL MATTERS

      This Proxy Statement is being sent on May 18, 2005 in connection with the solicitation of proxies for use at the Annual Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") to be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036, on June 8, 2005, beginning at 2:00 p.m. and at any adjournment(s) thereof.

      A copy of the Trust's Annual Report for the year ended December 31, 2004 together with financial statements for the corresponding fiscal year, were previously mailed to each Participant entitled to vote at the Meeting. The Trust will furnish, without charge, a copy of the Annual Report for 2004 and the most recent Semi-annual Report succeeding the Annual Report, if any, to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, and directing the call to Stephanie Turman. Written requests may be directed to Michael Arnold, Senior Executive Vice President - Marketing, Investor and Labor Relations, AFL-CIO Housing Investment Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

      At the Trust's Annual Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including (i) the reelection of a Chairman of the Board of Trustees, (ii) the election and reelection of Trustees, and (iii) ratification of the selection of the Trust's independent registered public accounting firm. In addition, the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

      The close of business on March 31, 2005 is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"). As of the Record Date, there were 3,287,223.770 Units of Participation of the Trust outstanding, each Unit being entitled to one vote. No shares of any other class of securities were outstanding as of that date.

      Only Participants of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

      All Participants as of the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

      A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on the Record Date. As of the Record Date, 3,287,223.770 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of Units considered to be present at the Meeting.

HOW DO I VOTE?

      By Mail: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

      By Facsimile: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned via facsimile to (202) 331-8190, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

      By Internet: If the proxy card is properly voted through the Internet, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

            To vote by proxy through the Internet:

            1)    Use a web browser to go to http://www.aflcio-hit.com/proxy

            2) Enter the User Name* and Password* that are included with this mailing.

            *Please note that the User Name and Password are CASE-SENSITIVE. Please type the User Name and Password into the appropriate screen exactly as it is shown on the enclosure.

      In Person: By attending the Meeting and voting your Units.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

      Yes. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEES' RECOMMENDATIONS?

      Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

            o     FOR re-election of the nominated Chairman (see page 3);

            o FOR election and re-election of the nominated Trustees (see page 3); and

            o FOR ratification of the selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust's fiscal year ending December 31, 2005 (see page 12).

      With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

      As to Proposals I, II and III, the vote required for approval will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote. Abstentions will not be included in the calculation of the number of Units voted affirmatively for a proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

      The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust. Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was May 18, 2005.

                              ELECTION OF TRUSTEES

PROPOSAL I:       TO REELECT THE CHAIRMAN

PROPOSAL II:      TO ELECT OR REELECT THREE (3) CLASS I UNION TRUSTEES AND TWO
                  (2) CLASS I MANAGEMENT TRUSTEES

      Under the Trust's Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one neutral Trustee is to be the Chairman. The Board of Trustees currently consists of 13 Trustees, eight (8) of whom are Union Trustees (Chavez-Thompson, Flynn, Hurt, Stern, Sullivan, Sweeney, Trumka and Walters), four (4) of whom are Management Trustees (Frank, Latimer, Spear and Stanley), and one (1) of whom is the Chairman (Ravitch). Proxies will not be voted for a greater number of persons than the number of nominees named.

      The Declaration of Trust divides the Union and Management Trustees into three classes (each, a "Class"). Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees. The term of each Class expires at the third Annual Meeting following its election; the term of one Class expires each year. At each Annual Meeting, the Participants elect a Chairman to serve until the next Annual Meeting and such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class. The terms of office of Trustees Chavez-Thompson, Stern, Trumka, Latimer and Chairman Ravitch will expire on the day of the Meeting. The Class I Trustees standing for reelection are: Chavez-Thompson, Trumka and Latimer.

      Two individuals have been nominated for election by the Board of Trustees, as recommended by the Nominating Committee, to serve on the Board of Trustees as Class I Trustees. They are: James A. Williams (to serve as a Class I Union Trustee) and Jack Quinn (to serve as a Class I Management Trustee). Both nominees standing for election were recommended for service by members of the Board of Trustees. The principal occupations and business experience for the past five years of the Class I Trustees standing for reelection and election are described below under "Nominees for Reelection and Election."

      If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Class I Trustees will serve for three-year terms ending in 2008, or until their respective successors are elected and qualify.

      Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other persons, if any, as the Nominating Committee may recommend.

NOMINEES FOR REELECTION AND ELECTION

      The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period during which he or she has served as a Trustee of the Trust. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.

                                                                                                                          Other
                                                     Term of Office                                                    Directorships
                                Position Held        and Length of             Principal Occupation/Business              Held by
   Name, Age, Address             with Trust          Time Served              Experience During Past 5 Years            Trustee**
------------------------------------------------------------------------------------------------------------------------------------
Richard Ravitch                 Chairman           Service Commenced      Principal, Ravitch, Rice & Co. LLC           None
610 5th Avenue                                     May 1991.              formerly, Chairman, Aquarius Management
Ste. 420                                           Term expires 2005      Corporation (limited profit housing
New York, NY 10020                                                        project management)
Age 71

Linda Chavez-Thompson           Union Trustee      Service Commenced      Executive Vice President, AFL-CIO            None
815 16th Street, NW                                May 1996.
Washington, DC 20006                               Term Expires 2005
Age 60

Richard Trumka                  Union Trustee      Service Commenced      Secretary-Treasurer, AFL-CIO                 None
815 16th Street, NW                                May 1996.
Washington, DC 20006                               Term Expires 2005
Age 55

James A. Williams               Union              None                   General President, International Union of    None
1750 New York Avenue, NW        Trustee                                   Painters and Allied Trades ("IUPAT");
Washington, DC                                                            General Secretary-Treasurer, IUPAT
20006
Age 54

George Latimer                  Management         Service Commenced      Distinguished Visiting Professor of Urban    Identix, Inc.
1600 Grand Avenue               Trustee            May 1996.              Studies, Macalester College; formerly,
St. Paul, MN 55105                                 Term Expires 2005      Chief Executive Officer, National Equity
Age 69                                                                    Fund (a tax credit investment company)

Jack Quinn                      Management         None                   President, Cassidy & Associates; Former      None
700 13th Street, NW             Trustee                                   Member, United States House of
Suite 400                                                                 Representatives
Washington, DC
20005
Age 54

        THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE
      REELECTION AND ELECTION, AS APPLICABLE, OF THE NOMINATED CHAIRMAN AND
                                CLASS I TRUSTEES.

----------
** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

INCUMBENT TRUSTEES

      The following incumbent Trustees will continue in office in accordance with the Trust's Declaration of Trust, and are expected to stand for reelection at subsequent Annual Meetings of Participants.

                                                                                                                          Other
                                                     Term of Office                                                    Directorships
                                Position Held        and Length of             Principal Occupation/Business              Held by
   Name, Age, Address             with Trust          Time Served              Experience During Past 5 Years            Trustee**
------------------------------------------------------------------------------------------------------------------------------------
John J. Sweeney                 Union Trustee      Service Commenced      President, AFL-CIO                           None
815 16th Street, N.W.                              April 1981. Term
Washington, D.C.  20006                            Expires 2007
Age 71

John J. Flynn                   Union Trustee      Service Commenced      President, International Union of            None
1776 Eye Street, N.W.                              May 2000.              Bricklayers and Allied Craftsmen (BAC);
Washington, D.C.  20006                            Term Expires 2006      formerly BAC Secretary-Treasurer
Age 70

Frank Hurt                      Union Trustee      Service Commenced      President, Bakery, Confectionery & Tobacco   None
10401 Connecticut                                  March 1993.            Workers and Grain Millers International
Avenue                                             Term Expires 2007      Union
Kensington, MD  10895
Age 66

Edward C. Sullivan              Union Trustee      Service Commenced,     President, Building and Construction         None
815 16th Street, N.W.  Suite                       May 2000.              Trades Department, AFL-CIO; formerly,
600                                                Term Expires 2006      General President, International Union of
Washington, D.C.  20006                                                   Elevator Constructors
Age 61

Jon F. Walters *                Union Trustee      Service Commenced,     International Secretary-Treasurer,           None
900 7th Street, N.W.                               May 2005.              International Brotherhood of Electrical
Washington, D.C.                                   Term Expires 2006      Workers (IBEW); formerly, International
20001                                                                     Vice President of the Eighth District IBEW
Age 63

----------

* Trustee Walters was elected pursuant to Section 2.7 of the Trust's Declaration of Trust, which permits, upon the resignation of any Union Trustee, the remaining Union Trustees to appoint by majority vote a replacement to serve out the remainder of the term of such resigning Union Trustee. Mr. Walters was unanimously appointed by the Union Trustees to serve out the remainder of Trustee Jeremiah O'Connor's term, such term to expire at the 2006 Annual Meeting of Participants or until his respective successor shall be elected and qualify. Trustee O'Connor resigned effective March 1, 2005.

                                                                                                                          Other
                                                     Term of Office                                                    Directorships
                                Position Held        and Length of             Principal Occupation/Business              Held by
   Name, Age, Address             with Trust          Time Served              Experience During Past 5 Years            Trustee**
------------------------------------------------------------------------------------------------------------------------------------
Tony Stanley                    Management         Service Commenced      Executive Vice President (retired) and       None
25250 Rockside Road             Trustee            December 1983.         Director, TransCon Builders, Inc.
Cleveland, OH  44146                               Term Expires 2007
Age 71

Stephen Frank                   Management         Service Commenced      Independent Consultant; formerly Vice        None
9509 Lost Trail Way             Trustee            May 2003.              President and Chief Financial Officer, The
Potomac, MD  20854                                 Term Expires 2006      Small Business Funding Corporation
Age 65

Marlyn J. Spear, CFA            Management         Service Commenced      Chief Investment Officer, Building Trades    None
500 Elm Grove Road              Trustee            March 1995. Term       United Pension Trust Fund, Milwaukee, WI
Elm Grove, WI  53122                               Expires 2006
Age 51

----------
** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

EXECUTIVE OFFICERS

      All executive officers of the Trust are located at 1717 K Street, N.W., Suite 707, Washington, D.C. 20036. The executive officers of the Trust are elected annually by the Board of Trustees to one-year terms that begin on January 1 and expire on December 31, or until their respective successors are appointed and qualify. No executive officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act. The executive officers of the Trust are as follows:

Name & Age               Current Position w/ Trust            Previous Principal Occupations over Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Stephen F. Coyle         Chief Executive Officer              Chief Executive Officer since 1992, AFL-CIO Housing Investment
Age 59                                                        Trust

Michael M. Arnold        Senior Executive Vice President -    Executive Vice President - Marketing, Investor and Labor Relations
Age 65                   Marketing, Investor and Labor        in 2001 and Director of Investor Relations from 1985-2000, AFL-CIO
                         Relations since January 2002         Housing Investment Trust

Helen R. Kanovsky        Chief Operating Officer since        Executive Vice President - Finance and Administration from
Age 54                   January 2002                         1999-2001, AFL-CIO Housing Investment Trust

Erica Khatchadourian     Chief Financial Officer since        Executive Vice President - Finance and Administration, from
Age 37                   January 2004                         2001-2003, Controller in 2001, and Chief of Staff from 1997-2000,
                                                              AFL-CIO Housing Investment Trust

Name & Age               Current Position w/ Trust            Previous Principal Occupations over Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
John Hanley              Executive Vice President -           Executive Vice President, from 2001-2003, AFL-CIO Investment Trust
Age 38                   Investments and Portfolio            Corporation; Chief Investment Officer from 1998-2000, AFL-CIO
                         Management since May 2002            Housing Investment Trust

Chang Suh                Executive Vice President/Chief       Chief Portfolio Manager from March 2003-Novemeber 2004, Assistant
Age 34                   Portfolio Manager since November     Portfolio Manager from 2001-2003, Senior Portfolio Analyst from
                         2004                                 1998-2001, AFL-CIO Housing Investment Trust

Mary C. Moynihan         General Counsel since April 2004     Chief Counsel, January 2004-April 2004, Deputy General Counsel in
Age 45                                                        2003, AFL-CIO Housing Investment Trust

Stephanie Wiggins        Chief Investment Officer -           Director, Fannie Mae Production from 2000-2001, AFL-CIO Housing
Age 39                   Multifamily Investments since        Investment Trust; Director, Prudential Mortgage Capital Company
                         January 2002                         from 1998-2000

Nicholas Milano          Associate General Counsel (since     Senior Counsel, Division of Investment Management,
Age 37                   January 2003) and                    U.S. Securities and Exchange Commission from 2001-2003; Senior
                         Chief Compliance Officer (since      Counsel, Division of Trading and Markets, U.S. Commodity Futures
                         May 2004)                            Trading Commission from 1999-2001

ORGANIZATION OF BOARD OF TRUSTEES

      Under the terms of the Declaration of Trust, the Board of Trustees of the Trust has overall responsibility for the management and policies of the Trust. The Board of Trustees maintains four committees: the Executive Committee, the Nominating Committee, the Audit Committee and the Committee of the Whole.

      The Executive Committee is currently composed of Chairman Ravitch, who serves as Chairman of the Committee, Union Trustee Sweeney and Management Trustee Stanley. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session and met seven times during 2004.

      No committee functions as a compensation committee as such. The Executive Committee, however, may from time to time make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as Trustees, and compensation payable to executive officers. See "COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS."

Nominating Committee

      The Nominating Committee is a separately chartered committee which was formally constituted by the Board of Trustees on April 7, 2004. It is composed of Mssrs. Ravitch, Stanley and Sweeney, none of whom are interested persons, as defined by Section 2(a)(19) of the Investment Company Act of 1940. The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Trustees. The Nominating Committee met once in 2004 and has met once in 2005.

      The Nominating Committee has a charter, a copy of which is included as Attachment A to this Proxy Statement. Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants. The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations. However, it is the practice of the Board of Trustees, the majority of which are disinterested, to set a record date by which Participants in the Trust may submit matters for consideration by the participants at the Annual Meeting, including recommendations for Trustee candidates. Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

      All candidates are evaluated in the same manner, regardless of the process by which they were recommended. Pursuant to the Nominating Committee charter, candidates are evaluated by the Committee in terms of relevant experience that would enable the candidate to serve effectively as a Trustee, as well as compatibility with respect to the Trust's mission. In addition, candidates are evaluated based on their eligibility to serve under the Trust's Declaration of Trust. When a viable candidate has been identified, the members of the Committee may conduct in-person interviews of such candidate using a standardized questionnaire. When all of the candidates recommended to the Committee have been evaluated and, if applicable, interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for nomination to Participants to become a member of the Board of Trustees of the Trust.

Audit Committee

      The Audit Committee is a separately constituted committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It monitors the accounting practices and performance of Trust management and the Trust's independent registered public accounting firm. The Committee is composed of Chairperson of the Committee, Marlyn Spear (designated Audit Committee Financial Expert), Stephen Frank (designated Audit Committee Financial Expert), Frank Hurt, Richard Trumka, George Latimer, and Tony Stanley, none of whom are interested persons, as defined by Section 2(a)(19) of the Investment Company Act of 1940. The Audit Committee operates under a written charter adopted by the Board of Trustees, a copy of which is included as Attachment B to this Proxy Statement. Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of Trust management. The Audit Committee met three times in 2004 and has met two times in 2005.

Committee of the Whole

      The Committee of the Whole monitors the Trust's investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Trust. This Committee is currently composed of all Trustees. It did not meet in 2004.

Board of Trustees

      The Board of Trustees met four times during the Trust's fiscal year ended December 31, 2004. Trustees Trumka, Chavez-Thompson, Flynn, Frank, Hurt, O'Connor, Stern and Wiegert attended fewer than 75 percent of the aggregate of
(1) the total number of meetings of the Board of Trustees (held during the period for which they were Trustees) and (2) the total number of meetings held by all committees of the Board of Trustees on which they served (during the periods that they served) during the 2004 fiscal year.

      As the Trust's investors are made up primarily of eligible pension plans, participants have ready access to the Board of Trustees, both collectively and individually. This may be accomplished by contacting, in the first instance, the Trust's Senior Executive Vice President for Marketing, Investor and Labor Relations. Participants may also contact Trustees directly (several of whom sit on the Boards of participants). In addition, since historically the Trust's Board of Trustees has been comprised solely of independent trustees and an independent Chairman, the Trust has no policy with respect to Trustee attendance at the Annual Meeting. No Trustees and no Participants attended the Trust's Annual Meeting in 2004.

COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

      During the fiscal year ended December 31, 2004, the Chairman received an annual fee of $10,000. The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees meetings and committee meetings. The Trust paid no fee to any Union Trustee. The aggregate compensation paid to Trustees in the year ended December 31, 2004 was $23,000. The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

      During the fiscal year ended December 31, 2004, the Trust employed Stephen Coyle as Chief Executive Officer pursuant to an employment agreement. During that period, Mr. Coyle's compensation from the Trust was $217,915 in salary and cash compensation, $90,863 of deferred compensation and interest on previously deferred compensation received in lieu of participation in the Retirement Plan, and $2,175 in matching funds under the AFL-CIO Housing Investment Trust 401(k) Retirement Plan.

                             2004 Compensation Table

      The following table sets forth the aggregate compensation, including any previously deferred compensation, paid during the 2004 fiscal year to each of the three highest paid officers of the Trust and to all Trustees of the Trust. As the Trust is a single, internally managed fund, its staff includes more than 60 employees. Therefore, in addition to those individuals identified in the table below, the Trust had 46 other employees who earned aggregate compensation exceeding $60,000 during the 2004 fiscal year.

                                                           Pension or                                    Total
                                      Aggregate       Retirement Benefits      Estimated Annual       Compensation
                                  Compensation From    Accrued as Part of        Benefits Upon      From Trust Paid
 Name of Person, Position             the Trust          Trust Expenses          Retirement(1)        to Trustees
-------------------------------------------------------------------------------------------------------------------
Stephen Coyle(2)                                                                   Cannot be
  Chief Executive Officer              $217,915              $93,038              determined        Not applicable

Helen R. Kanovsky(3)
  Chief Operating Officer               223,393               34,103                 $47,006        Not applicable

Erica Khatchadourian(4)
  Chief Financial Officer               192,944               30,098                  55,204        Not applicable

Richard Ravitch,
  Chairman                               10,000                    0                       0                10,000

Linda Chavez-Thompson,
  Union Trustee                               0                    0                       0                     0

John J. Flynn,
  Union Trustee                               0                    0                       0                     0

Stephen Frank
  Management Trustee*                     2,500                    0                       0                 2,500

Frank Hurt,
  Union Trustee                               0                    0                       0                     0

----------
(1) The estimated annual benefits payable upon retirement to the executive officers of the Trust, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on current average final compensation and years of service. See "THE RETIREMENT PLAN."

(2) Aggregate Compensation includes $8,775 of deferred compensation in 2004 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon. Pension or Retirement Benefits as Part of Trust Expenses includes $2,175 of matching funds paid into the 401(k) Plan and $90,863 of deferred compensation in lieu of participation in the Retirement Plan. The total amount deferred by Mr. Coyle through December 31, 2004 in lieu of participation in the Retirement Plan, including interest, is $979,937 and the total amount deferred under the 401(k) Plan through December 31, 2004, including interest and Trust matching, is $119,350.

(3) Aggregate Compensation includes $16,000of deferred compensation in 2004 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Kanovsky's behalf. Pension or Retirement Benefits as Part of Trust Expenses includes $2,900 of matching funds paid into the 401(k) Plan and $31,203 contributed to the Retirement Plan in 2004. The total amount deferred by Ms. Kanovsky as of December 31, 2004 under the 401(k) Plan, including interest and Trust matching, is $79,585.

(4) Aggregate compensation includes $13,000 of deferred compensation in 2004 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Khatchadourian's behalf. Pension or Retirement Benefits as Part of Trust Expenses includes $2,900 of matching funds paid into the 401(k) Plan and $27,198 contributed to the Retirement Plan in 2004. The total amount deferred by Ms. Khatchadourian as of December 31, 2004 under the 401(k) Plan, including interest and HIT matching, is $156,490.

                                                           Pension or                                    Total
                                      Aggregate       Retirement Benefits      Estimated Annual       Compensation
                                  Compensation From    Accrued as Part of        Benefits Upon      From Trust Paid
 Name of Person, Position             the Trust          Trust Expenses          Retirement(1)        to Trustees
-------------------------------------------------------------------------------------------------------------------
Jeremiah O'Connor,
  Union Trustee*                              0                    0                       0                     0

Andrew Stern,
  Union Trustee                               0                    0                       0                     0

Edward C. Sullivan,
  Union Trustee                               0                    0                       0                     0

John Sweeney,
  Union Trustee                               0                    0                       0                     0

Richard Trumka,
  Union Trustee                               0                    0                       0                     0

Jon F. Walters,
  Union Trustee*                              0                    0                       0                     0

George Latimer,
  Management Trustee                      2,500                    0                       0                 2,500

Marlyn J. Spear,
  Management Trustee                      2,500                    0                       0                 2,500

Tony Stanley,
  Management Trustee                      5,500                    0                       0                 5,500

Patricia F. Wiegert,
  Management Trustee*                         0                    0                       0                     0

* Management Trustee Wiegert and Union Trustee O'Connor resigned from their positions in June 2004 and March 2005, respectively. Trustee Walters was elected pursuant to Section 2.7 of the Trust's Declaration of Trust, which permits, upon the resignation of any Union Trustee, the remaining Union Trustees to appoint by majority vote a replacement to serve out the remainder of the Term of such resigning Union Trustee. Mr. Walters was unanimously appointed by the Union Trustees to serve out the remainder of Trustee O'Connor's term, such term to expire at the 2006 Annual Meeting of Participants or until his respective successor shall be elected and qualify.

      Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees. Also prior to October 1, 1990, personnel (other than the Chief Executive Officer) were provided pursuant to a Personnel Contract between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel Contract. The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990. Effective October 1, 1996, the Trust adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees including its Chief Executive Officer.

THE RETIREMENT PLAN

      Under the Retirement Plan, contributions are based on an eligible employee's base salary. The Internal Revenue Service also imposes an annual maximum on the amount that can be counted in determining base salary, which amount is currently $205,000. In general, rates are determined actuarially every year. The Retirement Plan was funded by employer contributions at rates of approximately 16.31% of eligible employees' base salaries during the twelve months ended December 31, 2004. During 2004, the annual base salaries for pension purposes Ms. Kanovsky, and Ms. Khatchadourian were $191,248 and $166,659 respectively.

      The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan's Board of Trustees and that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

      The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee's age plus years of credited service equals 80 or more. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 3.00% of the average of their highest three years' earnings, subject to the Internal Revenue Service limit noted above ("Final Average Salary") for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least three years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

      Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof , Ms. Kanovsky has approximately 8 credited years of service, and Ms. Khatchadourian has approximately 12 credited years of service under the Retirement Plan.

                                                          Years of Service
      Final Average Salary(1)         15(2)        20(2)        25(2)        30(3)        35(3)
      -----------------------        -----------------------------------------------------------
      $100,000                       $45,000     $ 60,000     $ 75,000     $ 77,500     $ 80,000
       150,000                        67,500       90,000      112,500      116,250      120,000
       205,000                        92,250      123,000      153,750      158,875      164,000

THE 401(K) PLAN

      Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to a maximum of $13,000 in 2004 (or up to $16,000 for eligible employees over the age of 50). In 2005, the Trust will match dollar-for-dollar the first $3,100 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the Trust is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan every January 1st and July 1st of a given year.

      When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee's allocated share of expenses).

----------
(1) The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including but not limited to the employee's years of service, level of compensation and actual year of retirement.

(2) 3.00% per year up to 25 years.

(3) 0.50% per year over 25 years.

      If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from or foreclosure of the mortgage of the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

      The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in his or her account upon the employee's attainment of age 65. A participating employee may borrow from his or her account subject to certain prescribed limitations.

      The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2004 to the executive officers listed in the Compensation Table above, and the amounts deferred and paid as part of Trust expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2004, the distribution or unconditional vesting of which are not subject to future events.

                                                           Amount
                                                       Deferred from
                                                           Trust
                                     Amount Paid or      Aggregate      Employer
        Name of Individual            Distributed       Compensation    Matching
---------------------------------    --------------    -------------    --------
Stephen Coyle                           $     0           $ 8,775       $ 2,175

Helen R. Kanovsky                             0            16,000         2,900

Erica Khatchadourian                          0            13,000         2,900

                           DESIGNATION OF ACCOUNTANTS

PROPOSAL III: TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
              REGISTERED PUBLIC ACCOUNTING FIRM

      The Participants are requested to ratify the Board of Trustees' selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust for the fiscal year 2005. Representatives of Ernst & Young, LLP are not expected to be present at the Meeting and thus will not have an opportunity to make a statement or be available to respond to questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(1) Audit Fees

The aggregate fees billed for services provided to the Trust by its independent registered public accountant firm for the audit of the Trust's annual financial statements and for services normally provided by the independent registered public accountant firms in connection with statutory and regulatory filings or engagements were $183,082 for the fiscal year ended December 31, 2004.

The aggregate fees billed for services provided to the Trust by its independent registered public accountant firm for the audit of the Trust's annual financial statements and for services normally provided by the independent registered public accountant firms in connection with statutory and regulatory filings or engagements were $196,515 for the fiscal year ended December 31, 2003.

(2) Audit-Related Fees

The aggregate fees billed for assurance and related services performed by the principal accountant that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under (1) "Audit Fees", were $7,500 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for assurance and related services performed by the principal accountant that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under (1) "Audit Fees", are $0 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(3) Tax Fees

The aggregate fees billed by the Trust's independent registered public accountant firm for tax compliance, tax advice and tax planning services provided to the Trust were $13,500 for the fiscal year ended December 31, 2004. The fees covered services connected to preparation and filing of the Trust's tax returns. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust's independent registered public accountant firm for tax compliance, tax advice and tax planning services provided to the Trust were $15,000 for the fiscal year ended December 31, 2003. The fees covered services connected to preparation and filing of the Trust's tax returns. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust's independent registered public accountant firm for tax compliance, tax advice and tax planning services provided to the Trust's investment adviser and other service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Trust were $0 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust's independent registered public accountant firm for tax compliance, tax advice and tax planning services provided to the Trust's investment adviser and other service providers controlling, controlled by or under common control with the adviser that provide ongoing services to the Trust were $0 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(4) All Other Fees

The aggregate fees billed for products and services provided by the independent registered public accountant firm to the Trust other than those set forth in paragraphs (1), (2) and (3) above were $7,000 for the fiscal year ended December 31, 2004. The fees covered services connected to performance of Association for Investment Management and Research (AIMR) compliance services. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for products and services provided by the independent registered public accountant firm to the Trust other than those set forth in paragraphs (1), (2) and (3) of this Item were $6,690 for the fiscal year ended December 31, 2003. The fees covered services connected to performance of Association for Investment Management and Research (AIMR) compliance services. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for non-audit services provided by the Trust's independent registered public accountant firm to the Trust's investment adviser and other entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust, other than those set forth in paragraphs (2) and (3) were $0 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for non-audit services provided by the Trust's independent registered public accountant firm to the Trust's investment adviser and other entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust, other than those set forth in paragraphs (2) and (3) were $0 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate non-audit fees billed by the Trust's independent registered public accountant firm for services rendered to the Trust and to its investment adviser and other service providers under common control with the investment adviser were $28,000 and $21,690 for the fiscal years ended December 31, 2004 and December 31, 2003, respectively.

The Trust's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

In connection with its selection of the independent registered public accountant firm, the Trust's Audit Committee has considered the independent registered public accountant firm' provision of non-audit services to the Trust's investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. During the last two fiscal years, the Trust's independent registered public accounting firm has not performed any non-audit related services to such entities.

PRE-APPROVAL POLICIES AND PROCEDURES

      It is the policy of the Audit Committee to pre-approve the engagement of the Trust's independent registered public accounting firm and to pre-approve each audit and non-audit related service. The engagement of Ernst & Young, LLP was pre-approved by the Audit Committee for the fiscal year 2004 and by the Legal and Audit Committee (predecessor committee to the Audit Committee) for the fiscal year 2003. In addition, the Audit Committee or before its constitution, the Legal and Audit Committee pre-approved the provision of all non-audit related services by Ernst & Young, LLP for the fiscal years 2004 and 2003 and determined that such services and related fees were not incompatible with maintaining the independence of Ernst & Young, LLP.

 THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE RATIFICATION
  OF THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST'S INDEPENDENT REGISTERED
                    PUBLIC ACCOUNTING FIRM FOR FISCAL 2005.

                PROPOSALS FOR 2006 ANNUAL MEETING OF PARTICIPANTS

      Participants who wish to make a proposal to be included in the Trust's proxy statement and form of proxy for the Trust's 2006 Annual Meeting of Participants (expected to be held in May 2006) must cause such proposal to be received by the Trust at its principal office not later than December 15, 2005.

                                  OTHER MATTERS

      The Trust currently has no independent investment adviser other than Wellington Management Company LLP. Wellington Management Company is a Massachusetts limited liability partnership and a registered investment adviser. Its principal offices are located at 75 State Street, Boston, Massachusetts 02109.

      At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

      Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.

                                        By Order of the Board of Trustees


                                        /s/ Stephen Coyle

                                        STEPHEN COYLE
                                        Chief Executive Officer